Exhibit 10.5

FORM OF
FAC RECEIVABLES PURCHASE AGREEMENT

CARVANA FAC LLC,

as FAC Seller

and

CARVANA RECEIVABLES DEPOSITOR LLC,

as Purchaser

_____________________________

Dated as of [___________________]

_____________________________

-i-

TABLE OF CONTENTS

(continued)

EXHIBIT A	FORM OF [INITIAL] FIRST STEP FAC RECEIVABLES ASSIGNMENT PURSUANT TO FAC RECEIVABLES PURCHASE AGREEMENT

[EXHIBIT B	FORM OF SUBSEQUENT FIRST STEP FAC RECEIVABLES ASSIGNMENT PURSUANT TO FAC RECEIVABLES PURCHASE AGREEMENT]

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FAC RECEIVABLES PURCHASE AGREEMENT

This FAC RECEIVABLES PURCHASE AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of [_________________], is by and between Carvana FAC LLC, Delaware limited liability company (“Carvana FAC”), as the FAC Receivables seller (the “FAC Seller”), and Carvana Receivables Depositor LLC, a Delaware limited liability company (in such capacity, the “Purchaser”).

AGREEMENTS

WHEREAS, the Purchaser desires to purchase [from time to time] automobile retail installment contracts and related rights owned by the FAC Seller pursuant to this Agreement;

WHEREAS, the FAC Seller is willing to sell such contracts and related rights to the Purchaser pursuant to this Agreement;

WHEREAS, the Purchaser intends to sell or otherwise transfer such contracts and related rights, or interests therein, to Carvana Auto Receivables Trust 20[  ]-[  ], a Delaware statutory trust (the “Issuing Entity”), pursuant to the Receivables Transfer Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Transfer Agreement”), between the Issuing Entity and the Purchaser, as depositor;

[WHEREAS, the Issuing Entity intends to contribute or otherwise transfer such contracts and related rights, or interests therein, to Carvana Auto Receivables Grantor Trust 20[  ]-[  ], a Delaware statutory trust (the “Grantor Trust”), pursuant to the Receivables Contribution Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Contribution Agreement”), between the Issuing Entity and the Grantor Trust, in exchange for the Grantor Trust Certificate;]

WHEREAS, the [Issuing Entity] [Grantor Trust] intends to pledge such contracts and related rights to Computershare Trust Company, National Association, as indenture trustee (the “Indenture Trustee”), and the Issuing Entity will issue notes [backed by the Grantor Trust Certificate] pursuant to the Indenture, dated as of the date hereof (as amended, modified or supplemented from time to time, the “Indenture”), among the Issuing Entity[, the Grantor Trust] and the Indenture Trustee; and

WHEREAS, Bridgecrest Credit Company, LLC, an Arizona limited liability company (the “Servicer”), is willing to service such contracts in accordance with the terms of the Servicing Agreement, dated as of the date hereof, among the Issuing Entity[, the Grantor Trust][, the Backup Servicer] and the Servicer.

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NOW, THEREFORE, in consideration of the mutual agreements and subject to the terms and conditions herein contained, each party agrees as follows for the benefit of the other party:

Article I
DEFINITIONS

Section 1.1            Definitions; Rules of Construction. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Part I of Appendix A to the Receivables Purchase Agreement, dated as of the date hereof (the “Receivables Purchase Agreement”), among Carvana, LLC (“Carvana”) as the seller and Carvana Receivables Depositor LLC as the purchaser. All references herein to “the Agreement” or “this Agreement” are to this FAC Receivables Purchase Agreement as it may be amended, supplemented or modified from time to time, the exhibits and schedules hereto and the capitalized terms used herein, which are defined in Part I of such Appendix A, and all references herein to Articles, Sections and Subsections are to Articles, Sections or Subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Agreement.

Article II
CONVEYANCE OF FAC RECEIVABLES

Section 2.1            Conveyance of FAC Receivables.

(a)            On the [Initial] Closing Date, the FAC Seller hereby agrees to sell, transfer, assign, set over and otherwise convey to the Purchaser and the Purchaser hereby agrees to purchase from the FAC Seller, without recourse, all right, title and interest of the FAC Seller in, to and under the following property, whether now existing or hereafter created or acquired (all of the property described in this Section 2.1(a) being collectively referred to herein as the “[Initial] First Step FAC Transferred Property”):

(i)            the [Initial] FAC Receivables and all instruments and all monies due or to become due or received by any Person in payment of any of the foregoing on or after the [Initial] Cutoff Date;

(ii)           the Financed Vehicles securing such [Initial] FAC Receivables (including any such Financed Vehicles that have been repossessed), any document or writing evidencing any security interest in any such Financed Vehicle and each security interest in each Financed Vehicle;

(iii)          the Receivable Files and the Servicer Files related to such [Initial] FAC Receivables;

(iv)          all rights to payment under all Insurance Policies with respect to the Financed Vehicles or the Obligors, including any monies collected from whatever source in connection with any default of an Obligor or with respect to any such Financed Vehicle and any proceeds from claims or refunds of premiums on any Insurance Policy;

(v)           all guaranties, indemnities, warranties, insurance (and proceeds and premium refunds thereof) and other agreements or arrangements of whatever character from time to time supporting or securing payment of the [Initial] FAC Receivables, whether pursuant to the related Contracts or otherwise;

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(vi)          all rights to payment under all service contracts and other contracts and agreements associated with such [Initial] FAC Receivables;

(vii)         all Liquidation Proceeds related to any such FAC Receivable received on or after the [Initial] Cutoff Date;

(viii)        subject to the Transaction Documents and the Master Agency Agreement, all deposit accounts, monies, deposits, funds, accounts and instruments relating to the foregoing (excluding payments or recoveries in respect of the [Initial] FAC Receivables received prior to the [Initial] Cutoff Date);

(ix)           the proceeds of any and all of the foregoing; and

(x)            all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property; all accounts, general intangibles, chattel paper, instruments, documents, money, investment property, deposit accounts, letters of credit, letter-of-credit rights, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations; and all other property which at any time constitutes all or part of or is included in the proceeds of any of the foregoing.

(b)            [During the Funding Period, the FAC Seller hereby agrees to sell, transfer, assign, set over and otherwise convey to the Purchaser and the Purchaser hereby agrees to purchase from the FAC Seller, without recourse, all right, title and interest of the FAC Seller in, to and under the following property, whether now existing or hereafter created or acquired (all of the property described in this Section 2.1(b) being collectively referred to herein as the “Subsequent First Step FAC Transferred Property” and, together with the Initial First Step FAC Transferred Property, the “First Step FAC Transferred Property”):

(i)            the Additional FAC Receivables and all instruments and all monies due or to become due or received by any Person in payment of any of the foregoing on or after the Subsequent Cutoff Date;

(ii)           the Financed Vehicles securing such Additional FAC Receivables (including any such Financed Vehicles that have been repossessed), any document or writing evidencing any security interest in any such Financed Vehicle and each security interest in each Financed Vehicle;

(iii)          the Receivable Files and the Servicer Files related to such Additional FAC Receivables;

(iv)          all rights to payment under all Insurance Policies with respect to the Financed Vehicles or the Obligors, including any monies collected from whatever source in connection with any default of an Obligor or with respect to any such Financed Vehicle and any proceeds from claims or refunds of premiums on any Insurance Policy;

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(v)           all guaranties, indemnities, warranties, insurance (and proceeds and premium refunds thereof) and other agreements or arrangements of whatever character from time to time supporting or securing payment of the Additional FAC Receivables, whether pursuant to the related Contracts or otherwise;

(vi)          all rights to payment under all service contracts and other contracts and agreements associated with such Additional FAC Receivables;

(vii)         all Liquidation Proceeds related to any such Additional FAC Receivable received on or after the Subsequent Cutoff Date;

(viii)        subject to the Transaction Documents and the Master Agency Agreement, all deposit accounts, monies, deposits, funds, accounts and instruments relating to the foregoing (excluding payments or recoveries in respect of the Additional FAC Receivables received prior to the Subsequent Cutoff Date);

(ix)           the proceeds of any and all of the foregoing; and

(x)            all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property; all accounts, general intangibles, chattel paper, instruments, documents, money, investment property, deposit accounts, letters of credit, letter-of-credit rights, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations; and all other property which at any time constitutes all or part of or is included in the proceeds of any of the foregoing.]

(c)            In connection with the purchase and sale of the First Step FAC Transferred Property hereunder, the FAC Seller agrees, at its own expense, (i) to annotate and indicate on its books and records (including any computer files) that the FAC Receivables were sold and transferred to the Purchaser pursuant to this Agreement, (ii) to deliver to the Purchaser (or its designee) all Collections on the FAC Receivables, if any, received on or after the [applicable] Cutoff Date, and (iii) to deliver to the Purchaser an assignment substantially in the form (or in such other form as shall be mutually acceptable to the FAC Seller and the Purchaser) attached hereto as Exhibit A (the “[Initial] First Step FAC Receivables Assignment”) [and Exhibit B (the “Subsequent First Step FAC Receivables Assignment”, and together with the Initial First Step FAC Receivables Assignment, the “First Step FAC Receivables Assignment”]).

(d)            In consideration of the sale of the FAC Receivables from the FAC Seller to the Purchaser as provided herein, the Purchaser shall pay to the FAC Seller an amount equal to the FAC Receivables Purchase Price. A portion of the FAC Receivables Purchase Price shall be paid to the FAC Seller in immediately available funds and the balance of such purchase price shall be paid through the transfer of approximately five percent of the Notes and Certificates retained for risk retention purposes and any other Retained Notes.

(e)            The Purchaser hereby directs the FAC Seller to transfer all Electronic Contracts included in the First Step FAC Transferred Property directly to [the Grantor Trust, as assignee under the Receivables Contribution Agreement of] the Issuing Entity, who is the assignee of the Purchaser under the Receivables Transfer Agreement.

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Section 2.2            Intent of the Parties.

It is the intention of the parties that each conveyance hereunder of the FAC Receivables and the other First Step FAC Transferred Property from the FAC Seller to the Purchaser as provided in Section 2.1 be, and be construed as, an absolute sale, without recourse, of the FAC Receivables and other First Step FAC Transferred Property by the FAC Seller to the Purchaser. Furthermore, no such conveyance is intended to be a pledge of the First Step FAC Transferred Property by the FAC Seller to the Purchaser to secure a debt or other obligation of the FAC Seller. If, however, notwithstanding the intention of the parties, the conveyance provided for in Section 2.1 is determined, for any reason, not to be an absolute sale, then the parties intend that this Agreement shall be deemed to be a “security agreement” within the meaning of Article 9 of the UCC and the FAC Seller hereby grants to the Purchaser a “security interest” within the meaning of Article 9 of the UCC in all of the FAC Seller’s right, title and interest in and to the First Step FAC Transferred Property, now existing and hereafter created or acquired, to secure a loan in an amount equal to the FAC Receivables Purchase Price and each of the FAC Seller’s other payment obligations under this Agreement.

Article III
REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 3.1            Representations and Warranties of the FAC Seller.

(a)            General Representations and Warranties. The FAC Seller and Carvana, with respect to the representations and warranties with respect to the FAC Receivables in Section 3.1(b), make the following representations and warranties to the Purchaser as of the date of this Agreement, which shall survive the delivery of the First Step FAC Transferred Property, and on which representations and warranties the Purchaser shall rely in acquiring the First Step FAC Transferred Property.

(i)            Organization and Good Standing. The FAC Seller has been duly organized, and is validly existing as a limited liability company, in good standing under the laws of the state of its formation, with all requisite limited liability company power and authority to own or lease its properties and conduct its business as such business is presently conducted, and the FAC Seller had at all relevant times, and now has the power, authority and legal right to acquire, own and sell the FAC Receivables and other First Step FAC Transferred Property.

(ii)           Due Qualification. The FAC Seller is duly qualified to do business and is in good standing under the laws of each jurisdiction, and has obtained all necessary licenses and approvals in all jurisdictions, in which the ownership or lease of its property or the conduct of its business requires such qualifications, licenses or approvals (including, as applicable, the origination, purchase, sale, pledge and servicing of the FAC Receivables) except where the failure to so qualify or obtain such license or approval could not reasonably be expected to result in a Material Adverse Effect.

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(iii)          Power and Authority; Due Authorization. The FAC Seller (A) has the power and authority to (1) execute and deliver this Agreement and the other Transaction Documents to which it is a party, (2) carry out the terms of the Transaction Documents to which it is a party and (3) sell the First Step FAC Transferred Property on the terms and conditions herein provided and (B) has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the sale of the First Step FAC Transferred Property on the terms and conditions herein and therein provided.

(iv)          Valid Sale, Binding Obligation. This Agreement, when duly executed and delivered by the Purchaser, and [the][each] First Step FAC Receivables Assignment constitute a valid sale, transfer and assignment of the applicable FAC Receivables and other First Step FAC Transferred Property to the Purchaser, enforceable against creditors of and purchasers from the FAC Seller; and this Agreement, when duly executed and delivered by the Purchaser, and [the][each] First Step FAC Receivables Assignment constitute a legal, valid and binding obligation of the FAC Seller enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, receivership, conservatorship, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(v)           No Violation. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which the FAC Seller is a party and the fulfillment of the terms hereof and thereof will not (A) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the FAC Seller’s certificate of formation, limited liability company agreement or other constituent documents or any Contractual Obligation of the FAC Seller, (B) result in the creation or imposition of any Lien upon any of the FAC Seller’s properties, other than Liens permitted or created pursuant to the Transaction Documents or (C) violate any Applicable Law; in each case, except where such failure to comply could not reasonably be expected to have a Material Adverse Effect with respect to the FAC Seller.

(vi)          No Proceedings. There are no proceedings or investigations pending or, to the knowledge of the FAC Seller, threatened against the FAC Seller, before any Governmental Authority (A) asserting the invalidity of this Agreement or any other Transaction Document to which the FAC Seller is a party, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document to which the FAC Seller is a party or (C) seeking any determination or ruling that would reasonably be expected to have a Material Adverse Effect with respect to the FAC Seller.

(vii)         No Consents. All approvals, authorizations, consents, orders, licenses or other actions of any Person or of any Governmental Authority required for the due execution, delivery and performance by the FAC Seller of this Agreement and any other Transaction Document to which the FAC Seller is a party have been obtained.

(viii)        Value Given. The Purchaser shall have given reasonably equivalent value to the FAC Seller in consideration for the transfer by the FAC Seller to the Purchaser of each of the FAC Receivables and the related First Step FAC Transferred Property under this Agreement.

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(b)            Representations and Warranties Regarding each FAC Receivable. As of the [Initial] Closing Date [and each Subsequent Closing Date] or such other date specified in Exhibit B of the Receivables Purchase Agreement, the representations and warranties in Exhibit B of the Receivables Purchase Agreement are true and correct with respect to each FAC Receivable assigned by the FAC Seller to the Purchaser hereunder and under the First Step FAC Receivables Assignment. Such representations and warranties will survive the conveyance of the First Step FAC Transferred Property to the Purchaser pursuant to this Agreement, the sale of the Second Step Transferred Property to the Issuing Entity pursuant to the Receivables Transfer Agreement, [the conveyance of the Third Step Transferred Property to the Grantor Trust pursuant to the Receivables Contribution Agreement] and the Grant of the [Second][Third] Step Transferred Property and other collateral by the [Issuing Entity][Grantor Trust] to the Indenture Trustee pursuant to the Indenture. The FAC Seller and Carvana hereby agree that the Issuing Entity shall have the right to enforce any and all rights under this Agreement assigned to the Issuing Entity under the Receivables Transfer Agreement, including the right to cause Carvana to cause the Designated Purchaser (as defined below) to repurchase any FAC Receivable with respect to which it is in breach of any of its representations and warranties set forth in Exhibit B of the Receivables Purchase Agreement, directly against Carvana and the Designated Purchaser as though the Issuing Entity were a party to this Agreement, and the Issuing Entity shall not be obligated to exercise any such rights indirectly through the Depositor.

(c)            Representations and Warranties Regarding the First Step FAC Transferred Property. The FAC Seller makes the following representations and warranties to the Purchaser regarding the First Step FAC Transferred Property as of the [Initial] Closing Date [and each Subsequent Closing Date], which shall survive the sale, transfer and assignment of the FAC Receivables, and on which representations and warranties the Purchaser shall rely in acquiring the First Step FAC Transferred Property.

(i)            Schedule of FAC Receivables. As of the [applicable] Cutoff Date, the information set forth in the Schedule of FAC Receivables with respect to each FAC Receivable is true and correct in all material respects.

(ii)           Selection Procedures. No procedures believed by the FAC Seller to be adverse to the interests of the Purchaser or the Holders of the Securities were utilized by the FAC Seller in identifying or selecting FAC Receivables to be acquired from the FAC Seller under this Agreement.

(iii)          Good Title.

(A)            Immediately prior to the conveyance of each FAC Receivable and [the][each] related First Step FAC Transferred Property to the Purchaser pursuant to this Agreement and [the][each] First Step FAC Receivables Assignment, the FAC Seller had good and marketable title thereto, free and clear of all Liens except for Permitted Liens and those Liens that will be released simultaneously with the conveyance hereunder. No effective financing statement or other instrument similar in effect covering any portion of the First Step FAC Transferred Property shall, on or after the [Initial] Closing Date [and each Subsequent Closing Date] be on file in any recording office except such as may be filed in favor of (1) the Purchaser in accordance with this Agreement, (2) the Issuing Entity in accordance with the Receivables Transfer Agreement, [(3) the Grantor Trust in connection with the Receivables Contribution Agreement] or (4) the Indenture Trustee in connection with the Indenture.

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(B)            Upon the conveyance of such FAC Receivable and the other related First Step FAC Transferred Property to the Purchaser pursuant to this Agreement and the First Step FAC Receivables Assignment, the Purchaser will be the sole owner of, and have good, indefeasible and marketable title to such FAC Receivable and other related First Step FAC Transferred Property, free and clear of any Lien (other than Liens created hereunder and Permitted Liens and those Liens that will be released simultaneously with the conveyance hereunder); and, to the extent the related Obligor has a contractual right to return the Financed Vehicle to the FAC Seller for repurchase, the applicable repurchase period has expired. As of the date hereof, each FAC Receivable and the related Financed Vehicle is free and clear of any Lien of any Person (other than Liens created hereunder and Permitted Liens or those Liens that will be released simultaneously with the conveyance hereunder) and is in compliance with all Applicable Laws.

(iv)          All Filings Made. With respect to the sale and assignment of the First Step FAC Transferred Property to the Purchaser, the FAC Seller has taken all steps reasonably necessary to ensure that such sale and assignment has been perfected under the relevant UCC. With respect to the First Step FAC Transferred Property, the FAC Seller has taken all steps necessary to ensure that all filings (including UCC filings) necessary in any jurisdiction to give the Indenture Trustee a first priority perfected security interest in the First Step FAC Transferred Property have been made.

(v)           Lawful Assignment. Each such FAC Receivable was not originated in, and is not subject to the laws of, any jurisdiction under which the transfer of such FAC Receivable under the Transaction Documents shall be unlawful, void or voidable. Such FAC Receivable is assignable without notice to or the consent of the related Obligor.

(d)            Repurchase of FAC Receivables. In the event of:

(i) a breach of any representation or warranty set forth in Exhibit B of the Receivables Purchase Agreement with respect to any FAC Receivable, that materially and adversely affects the interests of the Noteholders or the Certificateholders taken as a whole (a “FAC Repurchase Event”), unless the breach shall have been cured within thirty (30) days following (A) discovery of the breach by a Responsible Officer of the FAC Seller or receipt of notice of such breach by a Responsible Officer of the FAC Seller from the Purchaser, the Issuing Entity [or the Grantor Trust] (which notice shall provide sufficient detail so as to allow the FAC Seller to reasonably investigate the alleged breach), or (B) in the case of the Owner Trustee[, the Grantor Trust Trustee] or the Indenture Trustee, a Responsible Officer of such trustee has actual knowledge or receives written notice of a breach of such representation or warranty, then

(ii)            Carvana shall cause the repurchase [or substitution of] such FAC Receivable from the [Issuing Entity][Grantor Trust] (if the [Issuing Entity][Grantor Trust] is then the owner of such FAC Receivable) by causing the applicable purchaser (the “Designated Purchaser”) to remit to the Collection Account an amount equal to the Purchase Amount of each such FAC Receivable on or before the Payment Date following the end of the Collection Period which includes the 30th day after the date the Designated Purchaser was directed to repurchase [or substitute] such FAC Receivable. Any such breach shall be deemed not to materially and adversely affect the interests of the Noteholders or the Certificateholders taken as a whole, if such breach does not affect the ability of the Purchaser (or its assignee) to receive and retain timely payment in full on such FAC Receivable. Upon the occurrence of a FAC Repurchase Event with respect to a FAC Receivable for which the Purchaser is the owner, Carvana agrees to cause the repurchase [or substitute] such FAC Receivable from the Purchaser for an amount and upon the same terms as the Designated Purchaser would be obligated to repurchase [or substitution of] such FAC Receivable from the [Issuing Entity][Grantor Trust] if the [Issuing Entity][Grantor Trust] was then the owner thereof, and upon payment of such amount, the Designated Purchaser shall have such rights with respect to such FAC Receivable as if the Designated Purchaser had purchased such FAC Receivable from the [Issuing Entity][Grantor Trust] as the owner thereof. It is understood and agreed that the obligation of the Designated Purchaser to repurchase [or substitute] any FAC Receivable as to which a FAC Repurchase Event has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole and exclusive remedy (other than any indemnities available pursuant to Section 4.14) available to the Purchaser, the Issuing Entity[, the Grantor Trust], the Indenture Trustee, the Owner Trustee[, the Grantor Trust Trustee] and the Financial Parties for the breach of any representation or warranty set forth in Exhibit B of the Receivables Purchase Agreement with respect to such FAC Receivable.

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(e)           Upon receipt by the then-current owner of the related Receivable of the applicable Purchase Amount, the applicable Receivable and any and all related First Step FAC Transferred Property shall be automatically and immediately assigned and re-conveyed by the Purchaser (or its applicable assign, as the case may be) to the FAC Seller.

(f)            Upon discovery by the FAC Seller or by the Purchaser of a breach of any of the representations and warranties set forth in Exhibit B of the Receivables Purchase Agreement with respect to any FAC Receivable, the party discovering such breach shall give prompt written notice to Carvana.

Section 3.2            [Reserved].

Section 3.3 Representations and Warranties of the Purchaser.

(a)            The Purchaser makes the following representations and warranties to the FAC Seller as of the date of this Agreement, and on which representations and warranties the FAC Seller shall rely in selling the FAC Receivables.

(i)            Organization and Good Standing. The Purchaser has been duly organized, and is validly existing as a limited liability company and in good standing under the laws of the state of its formation, with all requisite limited liability company power and authority to own or lease its properties and to conduct its business as such business is presently conducted and to enter into and perform its obligations pursuant to this Agreement.

(ii)           Due Qualification. The Purchaser is duly qualified to do business and is in good standing under the laws of each jurisdiction, and has obtained all necessary licenses and approvals in all jurisdictions, in which the ownership or lease of its property or the conduct of its business requires such qualifications, licenses or approvals (including, as applicable, the origination, purchase, sale, pledge and servicing of the FAC Receivables) except where the failure to so qualify or obtain such license or approval could not reasonably be expected to result in a Material Adverse Effect.

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(iii)          Power and Authority; Due Authorization. The Purchaser (A) has the power and authority to (1) execute and deliver this Agreement and the other Transaction Documents to which it is a party and (2) carry out the terms of this Agreement and the other Transaction Documents to which it is a party and (B) has duly authorized by all necessary action on its part the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party.

(iv)          Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as enforceability may be limited by bankruptcy, receivership, conservatorship, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(v)           No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not (A) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Purchaser’s certificate of formation or by-laws, limited liability company agreement, trust agreement or other constituent documents or any Contractual Obligation of the Purchaser, (B) result in the creation or imposition of any Lien upon any of the Purchaser’s properties, other than Liens permitted or created pursuant to the Transaction Documents, or (C) violate any Applicable Law, in each case, except where such failure to comply could not reasonably be expected to have a Material Adverse Effect with respect to the Purchaser.

(vi)          No Proceedings. There are no proceedings or investigations pending or, to the knowledge of the Purchaser, threatened against the Purchaser, before any Governmental Authority (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (C) challenging the enforceability of a material portion of the FAC Receivables or (D) seeking any determination or ruling that would reasonably be expected to have a Material Adverse Effect with respect to the Purchaser.

(vii)         No Consents. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority (if any) required for the due execution, delivery and performance by the Purchaser of this Agreement have been obtained.

(b)            Upon discovery by the FAC Seller or by the Purchaser of a breach of any of the representations and warranties set forth in Section 3.3(a), the party discovering such breach shall give prompt written notice to the other party.

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Section 3.4             Covenants of the FAC Seller. The FAC Seller hereby covenants as to the FAC Receivables the FAC Seller has sold to the Purchaser hereby that:

(a)            Delivery of Payments; Pre-Closing Collections. The FAC Seller shall within two (2) Business Days after the [Initial] Closing Date [and each Subsequent Closing Date], transfer all Collections received by it on or after the [applicable] Cutoff Date with respect to any FAC Receivable or related First Step FAC Transferred Property to, or at the direction of, the Purchaser (or the Issuing Entity [or the Grantor Trust]). The FAC Seller shall inform the Servicer to deposit all amounts due in respect of the First Step FAC Transferred Property to or at the direction of the Purchaser (or the Issuing Entity [or the Grantor Trust]).

(b)            Keeping of Records and Books of Account. The FAC Seller will maintain and implement administrative and operating procedures (including an ability to re-create records evidencing FAC Receivables in the event of loss of access to the E-Vault System of the Contracts maintained therein), and keep and maintain all documents, books, records and other information, reasonably necessary or advisable for the collection of all FAC Receivables and other First Step FAC Transferred Property.

(c)            Security Interests. The FAC Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on any portion of the FAC Receivables or other First Step FAC Transferred Property, whether now existing or hereafter transferred hereunder, or any interest therein, and the FAC Seller will not sell, pledge, assign or suffer to exist any Lien on its interest, if any, hereunder. The FAC Seller will promptly notify the Purchaser of the existence of any Lien (other than Permitted Liens) on any portion of the FAC Receivables or other First Step FAC Transferred Property and the FAC Seller shall defend the right, title and interest of the Purchaser (and the permitted assignees) in, to and under such FAC Receivables and other First Step FAC Transferred Property, against all claims of third parties; provided, however, that nothing in this subsection shall prevent or be deemed to prohibit the FAC Seller from suffering to exist Permitted Liens upon any portion of the First Step FAC Transferred Property.

Article IV
MISCELLANEOUS PROVISIONS

Section 4.1             Amendment.

(a)            Any term or provision of this Agreement may be amended, waived, supplemented or modified by the FAC Seller and the Purchaser without the consent of any of the Issuing Entity[, the Grantor Trust], the Administrator, the Indenture Trustee, the Owner Trustee[, the Grantor Trust Trustee], [, the [Swap][Cap] Counterparty] the Noteholders, the Certificateholders or any other Person subject to the satisfaction of one of the following conditions:

(i)            the FAC Seller or the Purchaser delivers an Opinion of Counsel or an Officer’s Certificate to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders or the Unaffiliated Certificateholders;

(ii)           the Rating Agency Condition is satisfied with respect to such amendment and the FAC Seller or the Purchaser notifies the Indenture Trustee in writing that the Rating Agency Condition is satisfied with respect to such amendment; or

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(iii)          to cure any ambiguity, correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision in this Agreement or any other Transaction Document or with any description thereof in the Prospectus, [the Class N Notes Confidential Offering Memorandum] or the Certificate Private Placement Memorandum, or add to the covenants, restrictions or obligations of the FAC Seller or the Purchaser.

(b)            This Agreement may also be amended, waived, supplemented or modified from time to time by the parties hereto with the consent of the Requisite Noteholders as of the close of business on the preceding Distribution Date, or if the aggregate Outstanding Amount of the P&I Notes [(other than the Class N Notes)] has been reduced to zero, the Majority Certificateholders (which consent, whether given pursuant to this Section 4.1(b) or pursuant to any other provision of this Agreement, shall be conclusive and binding on such Person and on all future holders of such Notes or Certificates and of any Notes or Certificates issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon any Notes or Certificates) for the purpose of adding any provisions to, or changing in any manner, or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Certificateholders.

(c)            It will not be necessary for the consent of the Noteholders or the Certificateholders pursuant to Section 4.1(b) to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders and Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders and Certificateholders will be subject to such reasonable requirements as the Indenture Trustee and Owner Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.

(d)            Prior to the execution of any amendment or consent pursuant to Section 4.1(b), the FAC Seller shall provide written notification of the substance of such amendment or consent to each Rating Agency; and promptly after the execution of any such amendment, the FAC Seller shall furnish a copy of such amendment to each Rating Agency[, the Grantor Trust Trustee], the Owner Trustee and the Indenture Trustee; provided, that no amendment pursuant to this Section 4.1 shall be effective which materially and adversely affects the rights, privileges, indemnities, protections or duties of the Indenture Trustee, the Owner Trustee [or the Grantor Trust Trustee] without the prior written consent of such Person.

(e)            [Notwithstanding anything to the contrary herein, prior to the execution of any amendment to this Agreement, an Opinion of Counsel shall be delivered to the Grantor Trust Trustee and the Owner Trustee to the effect that such amendment would not cause the Grantor Trust to fail to qualify as a grantor trust for United States federal income tax purposes.]

(f)            [Notwithstanding the foregoing, this Agreement shall not be amended in any way that would materially and adversely affect the rights of the [Swap][Cap] Counterparty without the consent of the [Swap][Cap] Counterparty; provided that the [Swap][Cap] Counterparty consent to any such amendment shall not be unreasonably withheld, and provided, further that the [Swap][Cap] Counterparty consent will be deemed to have been given if the [Swap][Cap] Counterparty does not object in writing within 10 days of receipt of a written request for such consent.]

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(g)            [Notwithstanding anything herein or in any other Transaction Document to the contrary, this Agreement may be amended by the parties hereto without the consent of the Indenture Trustee, the Paying Agent, [the Grantor Trust Trustee,] [, the [Swap][Cap] Counterparty] any Noteholder or any other person, and without satisfying any other provisions of this Agreement related to amendments hereto or in any other Transaction Document, solely in connection with any SOFR Adjustment Conforming Changes or, following the determination of a Benchmark Replacement, any Benchmark Replacement Conforming Changes to be made by the Administrator; provided, that the Issuing Entity has delivered notice of such supplement to each Hired Rating Agency and the Indenture Trustee on or prior to the date such supplement is executed; provided, further, that any such SOFR Adjustment Conforming Changes or any such Benchmark Replacement Conforming Changes will not affect the Indenture Trustee’s, the Paying Agent’s or the Owner Trustee’s [or the Grantor Trustee’s] rights, indemnities or obligations without the Indenture Trustee’s, the Paying Agent’s or the Owner Trustee’s [or the Grantor Trustee’s] consent, respectively. For the avoidance of doubt, any SOFR Adjustment Conforming Changes or any Benchmark Replacement Conforming Changes in any amendment to this Agreement may be retroactive (including retroactive to the Benchmark Replacement Date) and this Agreement may be amended more than once in connection with any SOFR Adjustment Conforming Changes or any Benchmark Replacement Conforming Changes.]

Section 4.2             Protection of Right, Title and Interest in and to FAC Receivables.

(a)            Financing Statements. The FAC Seller, at its expense, shall cause all financing statements and continuation statements, amendments, assignments and any other necessary documents and notices, covering or evidencing the Purchaser’s right, title and interest in and to the FAC Receivables and other First Step FAC Transferred Property to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, and take such other action, all in such manner and in such places as may be required by law, fully to preserve and protect the right, title and interest of the Purchaser hereunder in and to all of the FAC Receivables and such other First Step FAC Transferred Property. The FAC Seller shall deliver to the Purchaser file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Purchaser shall cooperate fully with the FAC Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this subsection.

(b)            Name Change. The FAC Seller shall not change its State of organization or its name, identity or entity structure in any manner that would, could or might make any financing statement or continuation statement filed by the FAC Seller, Purchaser or Purchaser’s assigns seriously misleading within the meaning of the UCC, unless it shall give the Purchaser written notice thereof at least five (5) Business Days prior to such change.

(c)            Executive Office; Maintenance of Offices. The FAC Seller shall give the Purchaser written notice at least ten (10) Business Days prior to any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The FAC Seller shall at all times maintain each office from which it originates FAC Receivables and its principal executive office within the United States of America.

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(d)            New Debtor. In the event that the FAC Seller shall change the jurisdiction in which it is formed or otherwise enter into any transaction which would result in a “new debtor” (as defined in the UCC) succeeding to the obligations of the FAC Seller hereunder, the FAC Seller shall comply fully with the obligations of Section 4.2(a).

(e)            Computer Records. The FAC Seller shall maintain its computer systems relating to contract record keeping so that, from and after the time of sale of any FAC Receivable under this Agreement, the FAC Seller’s master computer records (including any backup archives) that refer to a FAC Receivable shall indicate clearly the interest of the Purchaser (or assignees).

Section 4.3            Governing Law. THIS AGREEMENT AND [THE][EACH] FIRST STEP FAC RECEIVABLES ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 4.4             Submission to Jurisdiction; Waiver of Jury Trial. Each of the parties hereto hereby irrevocably and unconditionally:

(a)            submits for itself and its property in any Proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(b)            consents that any such Proceeding may be brought and maintained in such courts and waives any objection that it may now or hereafter have to the venue of such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)            agrees that service of process in any such Proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 4.5 of this Agreement;

(d)            agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)            to the extent permitted by applicable law, waives all right of trial by jury in any Proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Transaction Document, or any matter arising hereunder or thereunder.

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Section 4.5             Notices. All demands, notices and communications upon or to the parties or the Rating Agencies shall be delivered as specified in Part III of Appendix A of this Agreement.

Section 4.6             Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

Section 4.7             Closing; Assignment; Conveyance of FAC Receivables and First Step FAC Transferred Property to the Issuing Entity. The transfer of the FAC Receivables contemplated by this Agreement shall take place at Carvana Headquarters, on the date hereof. This Agreement may not be assigned by the Purchaser or the FAC Seller except as contemplated by this Section 4.7. The FAC Seller acknowledges that the Purchaser (or any permitted assign) may, pursuant to certain agreements, assign and convey the FAC Receivables and the other First Step FAC Transferred Property, together with its rights under this Agreement, to the Issuing Entity under the Receivables Transfer Agreement and [the][each] Second Step Receivables Assignment (as defined in the Receivables Transfer Agreement) and that the Issuing Entity may make further assignments, conveyances and pledges of such rights and assets to other Persons pursuant to the Indenture and the Receivables Contribution Agreement and that the [Issuing Entity][Grantor Trust] may make further assignments, conveyances and pledges pursuant to the Receivables Contribution Agreement and the Indenture. The FAC Seller acknowledges and consents to such assignments and pledges and waives any further notice thereof. Additionally, the FAC Seller acknowledges that the [Issuing Entity][Grantor Trust] may assign the representations and warrants set forth in Section 3.1(b) to any Charged-Off Receivables Purchaser with respect to the sale of Charged-Off Receivables pursuant to a Forward Commitment Transfer.

Section 4.8             Cumulative Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 4.9             Waivers. No failure or delay on the part of the FAC Seller, the Purchaser, the Issuing Entity[, the Grantor Trust], the Noteholders, the Certificateholders, or the Indenture Trustee in exercising any power or right hereunder (to the extent such Person has any power or right hereunder) shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any party hereto in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any party hereto under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

Section 4.10            Counterparts; Electronic Signatures. This Agreement may be executed in multiple counterparts. Each counterpart will be an original and all counterparts will together be one document. Delivery of an executed counterpart of this Agreement by email or facsimile shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (a) an original manual signature, (b) a faxed, scanned, or photocopied manual signature, or (c) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

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Section 4.11            Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Issuing Entity[, the Grantor Trust], the Owner Trustee[, the Grantor Trust Trustee] and the Indenture Trustee and, to the extent expressly referenced herein, shall inure to the benefit of the Noteholders and the Certificateholders, who shall be considered to be a third party beneficiary hereof (including beneficiaries of the representations and warranties set forth in Section 3.1(b)). Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder.

Section 4.12            Entire Agreement. The Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral or written understandings. There are no unwritten agreements among the parties.

Section 4.13            Headings. The article and section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

Section 4.14            Indemnification. The FAC Seller shall indemnify and hold harmless the Purchaser, the Issuing Entity, the Owner Trustee[, the Grantor Trust][, the Grantor Trust Trustee] and their respective agents and assignees (each, an “Indemnified Person”) from and against any loss, liability, expense (including reasonable and documented out of pocket external attorneys’ fees and costs) or damage suffered or sustained by reason of third party claims which may be asserted against or incurred by the Purchaser or any of the permitted assignees (collectively, “Losses”) as a result of (a) the failure of a Receivable to be originated in compliance in all material respects with all requirements of Applicable Law, and (b) breach of the FAC Seller’s representations and warranties contained herein and any failure by the FAC Seller to comply with its obligations under Section 4.2 or Section 3.3(c); provided that the repurchase obligation for a breach of representations and warranties with respect to the FAC Receivables set forth in Exhibit B of the Receivables Purchase Agreement is the sole remedy therefor, except with respect to matters set forth in clause (a) above. Notwithstanding the foregoing, such indemnity shall not be available to an Indemnified Person to the extent that such Losses (i) have resulted from the gross negligence, bad faith, fraud or willful misconduct of such Indemnified Person or (ii) arise primarily due to the deterioration in the credit quality or market value of the FAC Receivables, Financed Vehicles or other First Step FAC Transferred Property (or the underlying Obligors thereunder) or otherwise constituting credit recourse for the failure of an Obligor to pay any amount owing with respect to any First Step FAC Transferred Property.

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Section 4.15            Survival. All representations, warranties, covenants, indemnities and other provisions made by the FAC Seller herein or in connection herewith shall be considered to have been relied upon by the Purchaser and shall survive the execution and delivery of this Agreement. The terms of Section 4.14 shall survive the termination of this Agreement.

Section 4.16            Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, the FAC Seller shall not, prior to the date which is the later of (i) one (1) year and one (1) day since the last day on which the aggregate Outstanding Amount of the P&I Notes was reduced to zero and (ii) one (1) year and one (1) day since the final distribution with respect to the Certificates, acquiesce, petition or otherwise invoke or cause the Purchaser, the Issuing Entity [or the Grantor Trust] to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Purchaser, the Issuing Entity [or the Grantor Trust] under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Purchaser, the Issuing Entity [or the Grantor Trust] or any substantial part of the property of either of them, or ordering the winding up or liquidation of the affairs of Purchaser, the Issuing Entity [or the Grantor Trust] under any federal or State bankruptcy or insolvency proceeding. This Section 4.16 shall survive the termination of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

CARVANA FAC LLC,
as FAC Seller

By:
Name:	Paul Breaux
Title:	Vice President, Secretary

CARVANA RECEIVABLES DEPOSITOR LLC,
as Purchaser

By:
Name:	Paul Breaux
Title:	Vice President, Secretary

With respect to Sections 3.1(b) and (d):
CARVANA, LLC,

By:
Name:	Paul Breaux
Title:	Vice President, Secretary

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S-1

EXHIBIT A

FORM OF
[INITIAL] FIRST STEP FAC RECEIVABLES ASSIGNMENT
PURSUANT TO FAC RECEIVABLES PURCHASE AGREEMENT

On [___________________] for value received, in accordance with the FAC Receivables Purchase Agreement, dated as of [___________________] (as amended, modified or supplemented from time to time, the “FAC Receivables Purchase Agreement”), between Carvana FAC LLC, a Delaware limited liability company (the “FAC Seller”), and Carvana Receivables Depositor LLC, a Delaware limited liability company (the “Purchaser”), the FAC Seller does hereby sell, assign, transfer, set over and otherwise convey unto the Purchaser, without recourse, all of the FAC Seller’s right, title and interest in, to and under the following property, whether now existing or hereafter created or acquired:

1.	the [Initial] FAC Receivables and all instruments and all monies due or to become due or received by any Person in payment of any of the foregoing on or after the [Initial] Cutoff Date;

2.	the Financed Vehicles securing such [Initial] FAC Receivables (including any such Financed Vehicles that have been repossessed), any document or writing evidencing any security interest in any such Financed Vehicle and each security interest in each Financed Vehicle;

3.	the Receivable Files and the Servicer Files related to such [Initial] FAC Receivables;

4.	all rights to payment under all Insurance Policies with respect to the Financed Vehicles or the Obligors, including any monies collected from whatever source in connection with any default of an Obligor or with respect to any such Financed Vehicle and any proceeds from claims or refunds of premiums on any Insurance Policy;

5.	all guaranties, indemnities, warranties, insurance (and proceeds and premium refunds thereof) and other agreements or arrangements of whatever character from time to time supporting or securing payment of the [Initial] FAC Receivables, whether pursuant to the related Contracts or otherwise;

6.	all rights to payment under all service contracts and other contracts and agreements associated with such [Initial] FAC Receivables;

7.	all Liquidation Proceeds related to any such [Initial] FAC Receivable received on or after the [Initial] Cutoff Date;

8.	subject to the Transaction Documents and the Master Agency Agreement, all deposit accounts, monies, deposits, funds, accounts and instruments relating to the foregoing (excluding payments or recoveries in respect of the [Initial] FAC Receivables received prior to the [Initial] Cutoff Date);

9.	the proceeds of any and all of the foregoing; and

10.	all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property; all accounts, general intangibles, chattel paper, instruments, documents, money, investment property, deposit accounts, letters of credit, letter-of-credit rights, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations; and all other property which at any time constitutes all or part of or is included in the proceeds of any of the foregoing.

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Ex. A-1

It is the intention of the FAC Seller and the Purchaser that the transfer and assignment of [Initial] FAC Receivables contemplated by the FAC Receivables Purchase Agreement and this [Initial] First Step FAC Receivables Assignment shall constitute an absolute and irrevocable sale of the [Initial] First Step FAC Transferred Property from the FAC Seller to the Purchaser so that the beneficial interest in and title to the [Initial] FAC Receivables and the other related [Initial] First Step FAC Transferred Property shall not be part of the FAC Seller’s estate in the event of the filing of a petition for insolvency, receivership or conservatorship by or against the FAC Seller or placement into receivership or conservatorship of the FAC Seller under any relevant bankruptcy, insolvency, receivership or conservatorship law.

The foregoing transfer and assignment of the [Initial] First Step FAC Transferred Property contemplated by the FAC Receivables Purchase Agreement and this [Initial] First Step FAC Receivables Assignment does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the FAC Seller, the Servicer or any other Person to the Obligors, insurers or any other Person in connection with the [Initial] FAC Receivables or the other related [Initial] First Step FAC Transferred Property, including any insurance policies or any agreement or instrument relating to any of them.

THIS [INITIAL] FIRST STEP FAC RECEIVABLES ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW)).

This [Initial] First Step FAC Receivables Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the FAC Receivables Purchase Agreement and is to be governed by the FAC Receivables Purchase Agreement.

Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to them in the FAC Receivables Purchase Agreement.

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Ex. A-2

IN WITNESS WHEREOF, the undersigned has caused this [Initial] First Step FAC Receivables Assignment to be duly executed as of the day and year first written above.

CARVANA FAC LLC,
as FAC Seller

By:
Name:
Title:

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Ex. A-3

SCHEDULE A TO THE [INITIAL] FIRST STEP FAC RECEIVABLES ASSIGNMENT

[INITIAL] FIRST STEP SCHEDULE OF FAC RECEIVABLES

The [Initial] First Step Schedule of FAC Receivables is on file at the offices of:

1.	The Indenture Trustee

2.	The Servicer

3.	The FAC Seller

4.	The Purchaser

5.	The Issuing Entity

6.	[The Grantor Trust]

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Ex. A-4

[EXHIBIT B

FORM OF
SUBSEQUENT FIRST STEP FAC RECEIVABLES ASSIGNMENT
PURSUANT TO FAC RECEIVABLES PURCHASE AGREEMENT

On [___________________] for value received, in accordance with the FAC Receivables Purchase Agreement, dated as of [___________________] (as amended, modified or supplemented from time to time, the “FAC Receivables Purchase Agreement”), between Carvana FAC LLC, a Delaware limited liability company (the “FAC Seller”), and Carvana Receivables Depositor LLC, a Delaware limited liability company (the “Purchaser”), the FAC Seller does hereby sell, assign, transfer, set over and otherwise convey unto the Purchaser, without recourse, all of the FAC Seller’s right, title and interest in, to and under the following property, whether now existing or hereafter created or acquired:

1.	the Additional FAC Receivables and all instruments and all monies due or to become due or received by any Person in payment of any of the foregoing on or after the Subsequent Cutoff Date;

2.	the Financed Vehicles securing such Additional FAC Receivables (including any such Financed Vehicles that have been repossessed), any document or writing evidencing any security interest in any such Financed Vehicle and each security interest in each Financed Vehicle;

3.	the Receivable Files and the Servicer Files related to such Additional FAC Receivables;

4.	all rights to payment under all Insurance Policies with respect to the Financed Vehicles or the Obligors, including any monies collected from whatever source in connection with any default of an Obligor or with respect to any such Financed Vehicle and any proceeds from claims or refunds of premiums on any Insurance Policy;

5.	all guaranties, indemnities, warranties, insurance (and proceeds and premium refunds thereof) and other agreements or arrangements of whatever character from time to time supporting or securing payment of the Additional FAC Receivables, whether pursuant to the related Contracts or otherwise;

6.	all rights to payment under all service contracts and other contracts and agreements associated with such Additional FAC Receivables;

7.	all Liquidation Proceeds related to any such FAC Receivable received on or after the Subsequent Cutoff Date;

8.	subject to the Transaction Documents and the Master Agency Agreement, all deposit accounts, monies, deposits, funds, accounts and instruments relating to the foregoing (excluding payments or recoveries in respect of the Additional FAC Receivables received prior to the Subsequent Cutoff Date);

9.	the proceeds of any and all of the foregoing; and

10.	all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property; all accounts, general intangibles, chattel paper, instruments, documents, money, investment property, deposit accounts, letters of credit, letter-of-credit rights, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations; and all other property which at any time constitutes all or part of or is included in the proceeds of any of the foregoing.

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Ex. B-1

It is the intention of the FAC Seller and the Purchaser that the transfer and assignment of Additional FAC Receivables contemplated by the FAC Receivables Purchase Agreement and this Subsequent First Step FAC Receivables Assignment shall constitute an absolute and irrevocable sale of the Subsequent First Step FAC Transferred Property from the FAC Seller to the Purchaser so that the beneficial interest in and title to the FAC Receivables and the other related Subsequent First Step FAC Transferred Property shall not be part of the FAC Seller’s estate in the event of the filing of a petition for insolvency, receivership or conservatorship by or against the FAC Seller or placement into receivership or conservatorship of the FAC Seller under any relevant bankruptcy, insolvency, receivership or conservatorship law.

The foregoing transfer and assignment of the Subsequent First Step FAC Transferred Property contemplated by the FAC Receivables Purchase Agreement and this Subsequent First Step FAC Receivables Assignment does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the FAC Seller, the Servicer or any other Person to the Obligors, insurers or any other Person in connection with the Additional FAC Receivables or the other related [Initial] First Step FAC Transferred Property, including any insurance policies or any agreement or instrument relating to any of them.

THIS SUBSEQUENT FIRST STEP FAC RECEIVABLES ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW)).

This Subsequent First Step FAC Receivables Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the FAC Receivables Purchase Agreement and is to be governed by the FAC Receivables Purchase Agreement.

Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to them in the FAC Receivables Purchase Agreement.

[REMAINDER OF PAGE IS INTENTIONALLY LEFT BLANK]

CRVNA 20[  ]-[  ]

FAC Receivables Purchase Agreement

Ex. B-2

IN WITNESS WHEREOF, the undersigned has caused this Subsequent First Step FAC Receivables Assignment to be duly executed as of the day and year first written above.

CARVANA FAC LLC,
as FAC Seller

By:
Name:
Title:

CRVNA 20[  ]-[  ]

FAC Receivables Purchase Agreement

Ex. B-3

SCHEDULE A TO THE SUBSEQUENT FIRST STEP FAC RECEIVABLES ASSIGNMENT

SUBSEQUENT FIRST STEP SCHEDULE OF FAC RECEIVABLES

The Subsequent First Step Schedule of FAC Receivables is on file at the offices of:

1.	The Indenture Trustee

2.	The Servicer

3.	The FAC Seller

4.	The Purchaser

5.	The Issuing Entity

6.	[The Grantor Trust]

CRVNA 20[  ]-[  ]

FAC Receivables Purchase Agreement

Ex. B-4